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                                                                  Exhibit 10.7.3
                                PROMISSORY NOTE

$600,000.00                                                     Denver, Colorado
                                                               November 23, 1999

FOR VALUE RECEIVED, the undersigned ("Maker"), for itself, its successors and assigns, promises to pay to the order of INTEK INFORMATION, INC., a Delaware corporation ("Intek"), its successors and assigns, at 5619 DTC Parkway, 12th Floor Englewood, CO 80111, the full sum of Six Hundred Thousand and 00/100 dollars ($600,000.00) plus interest as hereinafter provided. The outstanding principal balance hereof shall bear interest prior to maturity at the simple interest rate equal the prime rate as published in the Wall Street Journal on
                                                       -------------------
the date of this Note plus two percentage points. The prime rate as of the date hereof is 8.5%. The outstanding principal balance, together with any accrued and unpaid interest, shall be due and payable in full on November 23, 2000 (the "Maturity Date"). Payments hereunder shall be applied first to outstanding and unpaid interest, and then to principal.

If any payment on this Note is not paid when due, whether maturing by lapse of time or by reason of the failure of the Maker hereof to pay when due or because of a default in the performance of any of the covenants contained in this Note, the outstanding unpaid amount under this Note shall thereafter bear simple interest at the rate of fifteen percent (15%) per annum until paid in full.

This Note, at the option of Maker, may be prepaid in whole or in part at any time without additional interest or penalty, with any such prepayment being applied first to outstanding and unpaid interest, and then applied to principal in the inverse order of maturity.

The failure to exercise any rights upon the default of this Note or any instrument securing, governing or evidencing the loan evidenced by this Note shall not constitute a waiver of the right of the holder of this Note to exercise the same or any other option at that time or at any subsequent time with respect to such default or any other event of default hereunder or any instrument securing, governing or evidencing the loan evidenced by this Note. The remedies of the holder hereof, as provided in this Note or in any instrument securing, governing or evidencing the loan evidenced hereby, shall be cumulative and concurrent and may be pursued separately, successively or together, as often as occasion therefor shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the rights of the holder to exercise the foregoing option or any other option granted to the holder in this Note or in any other instrument securing, governing or evidencing the loan evidenced hereby, at that time or at any subsequent time, or nullify any prior exercise of any such option.

This Note is secured by a pledge of shares held by Maker in Intek pursuant to a Pledge Agreement of even date hereof. Maker and any guarantors or endorsers hereof severally waive presentment, demand, protest, notice of nonpayment and of protest and agreement to any extension of time for payment, the acceptance of any partial payments before, at or after maturity, and if this note, or any interest due thereunder, is not paid when due, or a suit is brought thereon, Maker agrees to pay all costs of collection, including, without limitation, reasonable attorneys' fees.
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This note shall be governed by and construed in accordance with the laws of the
State of Colorado, without regard to its choice of law rules.


                                     MAKER:


                                     /S/ TIMOTHY C. O'CROWLEY
                                     ------------------------
                                     Timothy C. O'Crowley

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                               PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT is entered into on November 23, 1999 between Timothy C. O'Crowley (the "Debtor"), and Intek Information, Inc., a Delaware corporation (the "Secured Party").

         Section 1. Grant of Security Interest. The Debtor hereby grants and
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conveys to Secured Party a first priority security interest in six hundred thousand (600,000) shares of the common stock of Secured Party, all of which shares are now owned by the Debtor (the "Stock"), and all proceeds of the foregoing. The Debtor hereby delivers to the Secured Party, all stock certificates representing the Stock to be held pursuant to the terms and conditions of this Agreement and a stock power in blank executed by the Debtor evidencing the Stock.

The Debtor hereby agrees:

         (a) not to transfer, sell or assign, all or any part of the Stock without the prior written consent of Secured Party;

         (b) to keep his interest in the Stock free and clear of all liens and encumbrances other than the Amended and Restated Shareholders Voting Agreement dated November 19, 1999 ("Stockholders Agreement") to which the Debtor is also a party; and

         (c) at the Debtor's sole cost and expense, to appear and defend any action or proceeding arising under, growing out of, or in any manner connected with the Stock.

         Section 2. Liabilities Secured. The security interest herein granted
                    -------------------
and conveyed shall be security for the performance of, and the timely payment of Six Hundred Thousand and 00/100 Dollars ($600,000.00) due under a Promissory Note dated November 23, 1999 payable by the Debtor to the Secured Party (the "Indebtedness").

         Section 3. Transfer of Securities. Debtor hereby appoints the Secretary
                    ----------------------
of Secured Party as his attorney-in-fact to arrange for the transfer of the Stock on the books of the Secured Party. Except as otherwise provided herein, the Secured Party may exercise all of the rights and privileges in connection with the Stock to which a transferee may be entitled as the record holder thereof.

         Section 4. Dividends. Unless there is a default under this Agreement,
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all dividends paid or payable on the Stock shall be the property of the Debtor.

         Section 5. Voting Rights. During the term of this Agreement, Debtor
                    -------------
shall have the right, where applicable, to vote the Stock on all corporate questions, and the Secured Party shall execute due and timely proxies in favor of Debtor for this purpose.

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         Section 6. Further Documentation, etc. The Debtor promises and agrees
                    --------------------------
to provide the Secured Party with any further, additional or corrected documents, instruments or agreements reasonably required by the Secured Party to secure and perfect the security interest granted hereby in the Stock, or in any proceeds thereof.

         Section 7. Default.  Nonpayment when due of any of the Indebtedness or
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the occurrence of any other event of default under the Note shall constitute a default under this Agreement.

         Section 8. Rights on Default. In the event of default in any promise of
                    -----------------
the Debtor made herein, the Secured Party may treat the Indebtedness as matured, due and payable. Secured Party may then exercise any and all of the rights and remedies granted to a secured party upon default under the Uniform Commercial Code as adopted in the State of Colorado, in addition to any other rights and remedies which it may have. The Debtor shall pay to the Secured Party on demand any and all expenses and reasonable attorney's fees, incurred or paid by the Secured Party in protecting and enforcing its rights hereunder, and all such expenses shall constitute a part of the Indebtedness.

         Section 9. Relation to Other Documents.  The provisions of this
                    ---------------------------
Agreement shall be in addition to those of the Indebtedness or any other evidence of any liability held by the Secured Party.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.



                                     /S/ TIMOTHY C. O'CROWLEY
                                     ------------------------
                                     Timothy C. O'Crowley

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